GOLDMAN SACHS VARIABLE INSURANCE TRUST

Service and Institutional Shares of

Goldman Sachs Growth and Income Fund (the “Fund”)

Supplement dated January 6, 2010 to the
Prospectuses dated April 30, 2009 (each, a “Prospectus”)

Effective April 30, 2010, the following changes described in this Supplement will be made to each Prospectus.

The Fund will be renamed “Goldman Sachs Large Cap Value Fund”. Accordingly, all references in each Prospectus to “Goldman Sachs Growth and Income Fund” and “Growth and Income Fund” are deleted and replaced with “Goldman Sachs Large Cap Value Fund” and “Large Cap Value Fund”, respectively.

The Fund’s performance benchmark and anticipated fees and expenses will remain the same, but the investment objective and strategies of the Fund will change. In each Prospectus, under the section “Fund Investment Objective and Strategies—Fund Facts”, the “Objective” information is deleted in its entirety and replaced with the following:

“Long-term capital appreciation”

In addition, the sentence under the section “Fund Investment Objective and Strategies—Investment Objective” is deleted and replaced with the following:

“The Fund seeks long-term capital appreciation.”

Furthermore, the paragraphs under the section “Fund Investment Objective and Strategies—Principal Investment Strategies” are deleted in their entirety and replaced with the following paragraphs and corresponding footnote:

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of November 30, 2009, the capitalization range of the Russell 1000® Value Index was between $251 million and $356 billion. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed income securities, such as government, corporate and bank debt obligations.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

In each Prospectus, in the chart under the section “Other Investment Practices and Securities—Investment Securities”, the rows labeled “Equity Investments”, “Emerging Country Securities” (and corresponding footnote 5), “Fixed Income Securities”, “Foreign Securities” and “Non-Investment Grade Fixed Income Securities” are deleted in their entirety and replaced as follows:

	Large Cap
	Value Fund

Investment Securities
Equity Investments	80	+
Emerging Country Securities[5]	25
Fixed Income Securities[6]	20
Foreign Securities[5]	25
Non-Investment Grade Fixed Income Securities[3,7]	10

5.	The Fund may invest in the aggregate up to 25% of its Net Assets in foreign securities, including emerging country securities.

In each Prospectus, in the chart under the section “Service Providers-Fund Managers” the following portfolio managers are added:

Years
		Primarily	Five Year Employment
Name and Title	Fund Responsibility	Responsible	History

Sean A. Butkus, CFA Vice President	Portfolio Manager—Large Cap Value	Since 2010	Mr. Butkus joined the Investment Adviser as a research analyst on the Value team in July 2004 and became a portfolio manager in 2006. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs. Before joining Goldman Sachs in 1998, he worked at Arthur Andersen LLP.

John Arege, CFA Vice President	Portfolio Manager—Large Cap Value	Since 2010	Mr. Arege joined the Investment Adviser in 2006 as a Portfolio Manager on the Core Equity team and later joined the US Value team as a Portfolio Manager in 2007. From 1999 to 2006 he worked at Merrill Lynch Investment Managers where he was a senior analyst on the Value team.

This Supplement should be retained with the Prospectus for future reference.

VITGINAMSTK 1-10